SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a Party Other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Material
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                          HEMACARE CORPORATION
--------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

---------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/	No fee required.
/ /	$500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
/ / 	Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
        and 0-11.
        1) Title of each class of securities to which transaction applies:

           -----------------------------------------------------------
        2) Aggregate number of securities to which transactions applies:

           -----------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:

           ------------------------------------------------------------
        5) Total fee paid:

           ------------------------------------------------------------
/ / 	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

           ------------------------------------------------------------
        2) Form, Schedule or Registration Statement No.:

           ------------------------------------------------------------
        3) Filing Party:

           ------------------------------------------------------------
        4) Date Filed:

           ------------------------------------------------------------

                                   [LOGO]

                             HEMACARE CORPORATION
                     ____________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held June 15, 2000
                                  9:30 a.m.
                              _________________

The 2000 Annual Meeting of Shareholders (the "Meeting") of HemaCare Corporation (the "Company") will be held at the Warner Center Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367, on Thursday, June 15, 2000 at 9:30 a.m. (Pacific Daylight Savings Time), for the following purposes:

1.	To elect five directors for the ensuing year;

2.	To approve an amendment to the Company's 1996 Stock Incentive
        Plan to increase from 1,400,000 to 2,000,000 the number of shares of Common Stock authorized and reserved for issuance under the Plan;

3.	To transact such other business as may properly come before the
        Meeting or any adjournment or postponement thereof.

Only holders of record of Common Stock of the Company at the close of business on April 21, 2000 will be entitled to notice of and to vote at the Meeting.

In order that your shares may be represented at the Meeting and to assure a quorum, please complete, date and sign the enclosed Proxy and return it promptly in the self-addressed, stamped envelope enclosed for that purpose, whether or not you expect to attend the Meeting in person.


                                 By Order of the Board of Directors

                                 /s/ JoAnn R. Stover
                                 --------------------------
                                 JoAnn R. Stover
                                 Secretary

Sherman Oaks, California
April 25, 2000

            WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
            PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS
                              PROMPTLY AS POSSIBLE.

                            HEMACARE CORPORATION
                          4954 Van Nuys Boulevard
                       Sherman Oaks, California  91403
                               April 25, 2000
                        __________________________

                             PROXY STATEMENT

The accompanying Proxy is solicited by and on behalf of the Board of Directors of HemaCare Corporation (the "Company"), for use only at the Annual Meeting of Shareholders (the "Meeting") to be held at the Warner Center Marriott Hotel, 21850 Oxnard Street, Woodland Hills, CA 91367, Thursday, June 15, 2000 at 9:30 a.m. (Pacific Daylight Savings Time) and at any and all adjournments or postponements thereof. Unless the accompanying Proxy has been previously revoked, the shares represented by the Proxy will, unless otherwise directed, be voted at the Meeting for the nominees for election as directors named below, for amendment to the Company's 1996 Stock Inventive Plan and, with discretion, on all such other matters as may properly come before the Meeting. A shareholder of record may revoke the Proxy at any time prior to the voting of shares by voting in person at the Meeting or by filing with the Secretary of the Company a duly executed Proxy bearing a later date or an instrument revoking the Proxy. Shareholders whose shares are held in street name should consult with their brokers or other nominees concerning procedures of revocation.

In addition to soliciting Proxies by mail, the Company's officers, directors and other regular employees, without additional compensation and upon Company approval, may solicit Proxies personally or by other appropriate means. The total cost of solicitation of Proxies will be borne by the Company. Although there are no formal agreements to do so, it is anticipated that the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding any Proxy soliciting materials to their principals.

It is anticipated that this Proxy Statement and accompanying Proxy will first be mailed to shareholders on or about May 1, 2000.

                    VOTING RIGHTS AND BROKER NON-VOTES

Holders of the Company's common stock, without par value (the "Common Stock"), of record as of the close of business on April 21, 2000 are entitled to vote on all matters presented to the Meeting. On April 21, 2000, there were 7,588,857 of Common stock outstanding, which constitutes all of the outstanding voting securities of the Company. Each holder of Common Stock is entitled to one vote for each share held, except that in the election of directors, each shareholder has cumulative voting rights and is entitled to as many votes as equal the number of shares held multiplied by the number of directors to be elected (five). All such votes may be cast for a single candidate or distributed among any or all the candidates as the shareholder sees fit. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Meeting prior to the voting of their intention to cumulate their votes. The Company is soliciting authority to cumulate votes in the election of directors, and the enclosed Proxy grants discretionary authority for such purpose. The election of directors requires the affirmative vote for each candidate of a plurality of the votes cast. Approval of the amendment to the Company's 1996 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at the Meeting. Typically, any other matters that may be presented at the Meeting will require the affirmative vote of a majority of the shares represented and voting at the Meeting.

Abstentions, and any shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote ("broker non-votes"), on a particular matter generally will be treated as shares that are present and are entitled to vote for purposes of determining the presence of a quorum (so long as any broker non-vote shares are voted on at least one matter at the Meeting) but as unvoted for purposes of determining whether approval of the shareholders has been obtained with respect to any such matter. Under California law and the Company's Bylaws, a quorum consists of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting, and a matter (other than the election of directors) voted on by shareholders will be approved if it receives the vote of a majority of the shares both present and voting, which shares also constitute a majority of the required quorum, unless the vote of a greater number of shares is required. Accordingly, abstentions and broker non-votes will have no effect on such a vote; provided, however, that in the event the number of shares voted affirmatively does not represent a majority of the required quorum, abstentions and broker non-votes will have the effect of a "no" vote. The approval of the amendment to the Company's 1996 Stock Incentive Plan is subject to the requirements of Rule 16b-3 of the Securities and Exchange Commission (the "SEC"), rather than California law. Rule 16b-3 requires the affirmative vote of the holders of a majority of the shares present, or represented, and entitled to vote at the Meeting, and the staff of the SEC has indicated that under such a voting requirement, an abstention has the effect of a "no" vote, and a broker non-vote has no effect on such vote.

Recently, the SEC amended its rule governing a company's ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. As a result of that rule change, in the event a shareholder proposal was not submitted to the Company prior to March 20, 2000 the enclosed Proxy will confer authority on the proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no shareholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstances arise which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.


                          ELECTION OF DIRECTORS

Information Concerning the Nominees
------------------------------------

The Company's Bylaws provide for five directors. Each director will hold office until the next Annual Meeting of Shareholders or until the election of his or her successor. All Proxies received by the Board of Directors will be voted for the election, as directors, of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the Proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

The information set forth below is submitted with respect to the nominees for whom it is intended that Proxies will be voted.

Alan C. Darlington (49), has been a Director since January 1997 and Chairman of the Board since December 1997. In September 1998, Mr. Darlington was appointed Executive Chairman and, in December 1998, assumed full time duties
as Executive Chairman.   Prior to joining HemaCare Corporation, Mr.
Darlington was President of Timpe & Darlington, Inc., a healthcare management consulting firm specializing in financial advisory services to physician management companies and to other providers concerning managed care, which he founded in 1991. Previously, he was a partner of Arthur Andersen & Co. where he was employed from 1976 to 1991. Mr. Darlington received his Business Administration degree from the School of Business at California State University at Los Angeles in 1976 and has been a Certified Public Accountant since 1978. Mr. Darlington was a member of the Audit and Compensation committees from January 1997 to September 1998.

William D. Nicely (52), has been the Chief Executive Officer and a Director since June 1998. Prior to joining the Company, Mr. Nicely had been Chief Executive Officer of the Southern California Region of the American Red Cross Blood Services since 1995. From 1994 to 1995, he was Senior Vice President of Network Development and Operations of Community Care of America, a national health care company that owns and operates long-term care facilities. Prior to that time, Mr. Nicely served as Chief Executive Officer with several major medical centers and healthcare institutions in the southwest. Mr. Nicely received his Bachelor of Science degree in Business Administration and his Master of Science degree in Health Administration from Ohio State University.

Charles R. Schwab, Jr. (35), has been a Director since December 1997. Since 1994, Mr. Schwab has been the general partner of Kensington Value Fund, a private investment fund that is also a significant shareholder in the Company. From 1990 to 1994, Mr. Schwab was employed as a proprietary money manager for Paribas Limited in London, England, a subsidiary of Banque Paribas, a French commercial bank. Mr. Schwab received his Business Administration degree in 1986 at Northwestern University and his Masters degree in Finance from the University of Chicago in 1989. Mr. Schwab has been Chairman of the Compensation Committee since December 1997 and is a member of the Audit Committee.

Julian L. Steffenhagen (56), has been a Director since December 1997. Since 1979, Mr. Steffenhagen has held several management positions at Beckman Coulter, Inc. an international manufacturer of laboratory equipment and diagnostic reagents. He is currently the Vice President, Strategic Planning, Corporate Development and Investor Relations. He earned his Bachelor of Science and Master of Science degrees in mechanical engineering, and his Master of Business Administration degree from the University of Michigan.
Mr. Steffenhagen has been Chairman of the Audit Committee since December 1997 and is a member of the Compensation Committee.

Robert L. Johnson (61), has been a Director since April 1999. Since 1986, Mr. Johnson has been the Senior Vice President, Legal and General Counsel of the Catholic Healthcare West System, headquartered in San Francisco, California. Prior to joining Catholic Healthcare West, Mr. Johnson was in the private practice of law and is admitted to practice in the Federal and State Courts of Arizona and California, as well as the United States Supreme Court. He has been active in various health care related organizations and, in 1995, served as the President of the American Academy of Healthcare Attorneys. Mr. Johnson obtained his LL.B. degree, cum laude, from the University of Arizona in 1962. Mr. Johnson is a member of the Audit and Compensation committees.

The Board of Directors recommends a vote FOR each director nominated.

Directors and Executive Officers
---------------------------------

The Board of Directors currently consists of the nominees described above. Messrs. Alan C. Darlington, William D. Nicely and Mr. David E. Fractor are the executive officers of the Company.

David E. Fractor (40), has been Chief Financial Officer since June, 1999. Prior to joining the Company, Mr. Fractor was Chief Financial Officer of the Andwin Corporation a manufacturer and distributor of medical devices since 1996. From 1994 to 1996, Mr. Fractor consulted with various emerging public companies. From 1986-1994, he was an audit manager at both Deloitte and Touche and at Weber, Lipshie & Co., a regional accounting firm. He received his Bachelor of Science degree in Accounting from the University of Southern California in 1982 and has been a Certified Public Accountant since 1986.

          ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Committees of the Board
-----------------------

The Board of Directors has had Audit and Compensation Committees since
January 1989.   Members of the Audit and Compensation committees are
comprised of outside directors. As of April 2000, members of the Audit and Compensation Committees include Messrs. Julian Steffenhagen, Robert Johnson and Charles Schwab, Jr. Mr. Steffenhagen is chairman of the Audit Committee and Mr. Schwab is chairman of the Compensation Committee.

The functions of the Audit Committee include reviewing and making recommendations to the Board of Directors with respect to: The engagement or re-engagement of an independent public accounting firm to audit the Company's financial statements for the then current fiscal year, and the terms of the engagement; the policies and procedures of the Company with respect to maintaining the Company's books and records and furnishing any necessary information to the independent auditors; the procedures to encourage access to the Audit Committee and to facilitate the timely reporting during the year by authorized representatives of the Company's independent auditors to the Audit Committee of their recommendations and advice; the implementation by management of the recommendations made by the independent auditors in their annual management letter; the adequacy and implementation of the Company's internal audit controls and the adequacy and competency of the related personnel; and such other matters relating to the Company's financial affairs and accounts as the Audit Committee may in its discretion deem desirable.

The functions of the Compensation Committee include reviewing and making recommendations to the Board of Directors with respect to the compensation package to be offered to all Company officers and the incentive programs to be offered to all employees in the effort to attract and retain qualified personnel.

Meetings and Attendance
------------------------

The Board of Directors held six meetings and took action by unanimous written consent (as permitted by California law) on seven occasions during 1999. During 1999, each Director attended at least 83% of the total number of meetings of the Board of Directors held during the period for which he was a Director. Both the Audit and Compensation Committees met two times in 1999.

                          EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

The following table sets forth information concerning the annual and long-term compensation earned by the Company's Named Executive Officers for services rendered in all capacities to the Company for the fiscal years ended December 31, 1999, 1998 and 1997. The "Named Executive Officers" include the Company's Chief Executive Officer and each person who served as an executive officer at December 31, 1999 and was among the four most highly paid executive officers of the Company, not including the Chief Executive Officer, during fiscal 1999 with total annual salary and bonus of more than $100,000.

                         SUMMARY COMPENSATION TABLE

                                                                     Long-term
                                      Annual Compensation           Compensation
                            -------------------------------------   -----------
  Name and                                                          Securities   All Other
  Principal                 Salary       Bonus     Other Annual     Underlying  Compensation
  Position          Year     ($)          ($)     Compensation(1)     Options      ($) (2)
-----------------  -----   --------     -------   ---------------   ----------  ------------
Alan C. Darlington 1999    $200,000     $     -            -        250,000     $      -
Chairman (3)       1998    $ 98,000     $     -            -              -     $      -
                   1997                 $     -            -              -     $      -

William D. Nicely  1999    $207,200(5)  $40,000            -              -     $  4,000
CEO                1998    $118,591(5)  $     -            -        200,000     $  2,988
                   1997    $      -     $     -            -              -     $      -

David E. Fractor   1999    $ 59,231     $     -            -         30,000     $  1,481
CFO (6)            1998    $      -     $     -            -              -            -
                   1997    $      -     $     -            -              -            -

Joshua Levy        1999    $143,308     $     -            -              -     $ 3,583
Medical Director   1998    $121,000     $     -            -        100,000     $ 2,725
                   1997    $ 99,500     $     -            -              -     $ 2,725

Dana Belisle       1999    $102,647     $     -            -         35,000     $ 2,566
Chief Operating    1998    $ 21,180     $     -            -         15,000           -
Officer, East      1997    $      -     $     -            -              -           -
Coast

__________
(1) During fiscal 1997, 1998 and 1999, the Named Executive Officers received personal benefits, the aggregate amounts of which for each Named
    Executive Officer did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for such Named Executive Officer in such years.
(2) "All Other Compensation" consists of Company contributions to its Employee Salary Deferral Plan (401(k)).
(3) Mr. Darlington was appointed Executive Chairman December 1998. In 1998, Mr. Darlington received consulting fees as Chairman of the Board.
(4) In 1999, Mr. Darlington received 250,000 stock options under the Com-pany's 1996 Stock Incentive Plan. Vesting was contingent upon the stock price of the Company reaching certain targets. Per the Agreement, 62,500 shares were immediately vested and 62,500 would be vested when the stock price reached $1.25, $1.50 and $1.75 for thirty trading days.
    As of April 21, 2000, all options were fully vested.
(5) Mr. Nicely was appointed Chief Executive Officer effective June 1, 1998. Included in his salary are $4,154 and $7,200 for automobile allowance in 1998 and 1999, respectively.
(6) Mr. Fractor was appointed Chief Financial Officer effective June 14, 1999.
(7) Mr. Belisle became an employee of Coral Blood Services, a subsidiary of HemaCare Corporation, October 1998.

Ms. Sharon Kaiser was CFO of the Company through July 14, 1999 and an employee through July 31, 1999. Ms. Kaiser's salary in 1999, 1998 and 1997 was $157,911, $135,307 and $125,000, respectively. Included in Ms. Kaisers 1999 salary is five months severance ($59,329). In 1999, 1998 and 1997, the Company contributed $4,000, $3,847, and $3,068 to her Employee Salary Deferral Plan (401(k)). Ms. Kaiser received a bonus of $18,000 in 1998.

All stock options granted in the fiscal year ending December 31, 1999 were granted under the Company?s 1996 Stock Incentive Plan (the "1996 Plan"). The following two tables set forth information concerning stock options granted to, exercised by and owned by the Named Executive Officers.

                    OPTION/SAR GRANTS IN FISCAL 1999

                      Individual Grants
---------------------------------------------------------------
                                                                  Potential Realizable
                                                                   Value at Assumed
             Number of      % of Total                            Annual Rates of Stock
             Securities     Options                                Price Appreciation
             Underlying     Granted to     Exercise                for Option Term (1)
             Options        Employees in   Price     Expiration    ------------------
Name         Granted (#)    Fiscal Year    ($/Sh)       Date        5% ($)     10% ($)
----------   -----------    -----------   ---------  ----------   ---------  ---------

Alan C
Darlington   250,000        64.10%        $0.40      03/09/09      $27,628    $ 61,051

David E.
Fractor       30,000         7.69%        $1.18      06/13/09      $ 9,847    $ 21,759

Dana Belisle  35,000         8.97%        $0.625     03/09/09      $ 6,044    $ 13,355


_____________

(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% annual rates of stock appreciation as required by rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Company's stock price. The amount of gain, if any, to the optionee is dependent upon the increase in the price of the Company's Common Stock, which will benefit all shareholders commensurately.


                 AGGREGATED OPTION EXERCISES IN FISCAL 1999
                   AND FISCAL 1999 YEAR-END OPTION/SAR VALUES


                                        Number of Securities
                                             Underlying
                                         Unexercised Options   Value of Unexercised
                                             at Fiscal         In-the-Money Options
                                            Year-End (#)       at Fiscal Year-End ($)
                                        -------------------    ----------------------
                Shares         Value
              Acquired on     Realized    Exer-    Unexer-      Exer-      Unexer-
Name          Exercise (#)      ($)     ciseable   cisable     cisable     cisable
-----------  -------------   ---------  --------   -------     -------     -------
Alan C.
Darlington     -0-           $    0     62,500     187,500     $16,016     $48,047

William D.
Nicely         -0-           $    0     40,000     160,000     $ 1,250     $ 5,000

Dana Belisle   -0-           $    0      3,000      47,000     $    94     $ 1,469

David E.       -0-           $    0          0      30,000     $     0     $     0
Fractor

Joshua Levy    -0-           $    0     20,000      80,000     $   625     $ 2,500

Sharon C.
Kaiser         -0-           $    0     58,300           -     $     0     $     0


____________
(1) Based on a price per share of $0.656, which was the closing bid price of the Common Stock on the OTC Bulletin Board at the close of business on December 31, 1999.

Compensation of Directors
-------------------------

Directors who are not employees of the Company receive $750 and reimbursement of travel expenses for each Board meeting attended. Mr. Darlington received $200,000 in 1999 for services rendered as Executive Chairman of the Company. In March 1999, the Compensation Committee of the Board of Directors
formalized a contract for Mr. Darlington's full time services.   (See
"Employment Agreements and Arrangements.")

Each person who has not previously served as a director of the Company and who is initially elected or appointed as a non-employee director is granted a vested option to purchase 15,000 shares of Common Stock at the market price
on the date of grant.    In March 1999, the Compensation Committee approved
an annual grant of 15,000 vested stock options, exercisable at the market price on the date of grant, to each outside board member.

Employment Agreement and Arrangements
-------------------------------------

Pursuant to an agreement effective as of March 10, 1999 (the "Darlington Agreement"), Alan C. Darlington has been engaged as the Company's Executive Chairman. The Darlington Agreement requires Mr. Darlington to devote substantially all his time to the business of the Company. The Darlington Agreement provides for an annual salary of $200,000 with annual bonus opportunities contingent upon the Company's annual earnings growth as well as an option to purchase up to 250,000 shares of the Company's common stock subject to certain vesting requirements. The Darlington Agreement expires on December 31, 2000 subject to automatic one-year extensions unless notice of termination is provided by either party within 30 days prior to a scheduled expiration date.

Pursuant to an Employment Agreement dated as of May 27, 1998 (the "Nicely Agreement"), William D. Nicely has been employed as the Company's Chief Executive Officer. The Nicely Agreement provides that Mr. Nicely receive an annual salary of $200,000 and, subject to specified performance targets, an annual bonus of up to 40% of his base salary and options to purchase 200,000 shares of the Company's common stock, subject to certain vesting requirements as set forth in the Nicely Agreement. The Nicely Agreement expires on May 31, 2000, subject to automatic renewal unless notice of termination is provided by either party.

In March 2000, the Compensation Committee approved severance packages for Mr. David Fractor, the Company's Chief Financial Officer, Ms. JoAnn Stover, the Company's Corporate Secretary, and Ms. Linda McDermott, the Company's Human Resources Director. The Company has agreed that upon a change in control of the Company and their employment is terminated, they would receive termination payments equal to 12 months of their compensation.

Stock Option Plans
-------------------

In 1996, the Board of Directors, with shareholder approval, adopted the Company's 1996 Stock Incentive Plan (the "1996 Plan"). The purposes of the 1996 Plan are to (i) enable the Company to attract, motivate and retain top-quality directors, officers, employees, consultants and advisors, (ii) provide substantial incentives for such persons to act in the best interests of the shareholders of the Company, and (iii) reward extraordinary effort by such persons on behalf of the Company. The 1996 Plan provides for awards in the form of stock options, which may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options, or restricted stock. The total number of shares of Common Stock available for distribution under the 1996 Plan is 1,400,000, however, no award may be made at any time if, after giving effect to such award, the total number of shares of Common Stock issuable upon exercise of all outstanding options and warrants of the Company (whether or not under the 1996 Plan) plus the total number of shares of Common Stock called for under any stock bonus or similar plan of the company (including shares of Common Stock underlying awards under the 1996 Plan) would exceed 30% of the total number of shares of Common Stock outstanding at the time of such award. As of April 15, 2000, there were options outstanding under the 1996 Plan exercisable for 1,298,000 shares of Common Stock with exercise prices ranging from $0.40 to $2.44 and with expiration dates ranging from March 30, 2007 to February 28, 2010. As of April 15, 2000, 24,500
shares of Common Stock had been issued upon exercise of stock options granted under the 1996 Plan.

Compensation Committee Interlocks and Insider Participation
------------------------------------------------------------

The Compensation Committee is composed entirely of non-employee directors none of whom are affiliates of the Company. Messrs. Charles R. Schwab, Jr., Robert Johnson and Julien L. Steffenhagen are currently members of the Committee. Mr. Schwab was appointed Chairman of the Committee in December 1997.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee (the "Committee") reviews and recommends to the Board of Directors the compensation and other terms and conditions of employment of the executive officers of the Company, as well as incentive
plan guidelines for Company employees generally.   The Committee is composed
entirely of non-employee directors.

The policies underlying the Committee's compensation decisions are designed to attract and retain the best qualified management personnel available. The
Company compensates its executive officers primarily through salaries.   The
Company, at its discretion, may, as it has in other years, reward executive officers through bonus programs based on profitability and other objectively measurable performance factors.

In establishing executive compensation, the Committee evaluates individual performance as it impacts overall Company performance with particular focus on an individual's contribution to the realization of operating profits and achievement of strategic business goals, including the timely development and introduction of products and the creation of markets in new geographic territories. The Committee also considers the performance of the Company relative to the performance of its competitors and seeks to compensate executives at levels comparable to the average compensation paid for similar positions by other companies within the technological services industry which are of a like size (in terms of net worth and level of business). Market data on competitive compensation levels were obtained from proxy statements disclosing compensation paid to executives in comparable positions in small- to medium-sized businesses within the technological services industry. The Company has, from time to time, gathered executive compensation information from salary surveys conducted by outside consulting firms. The Committee further attempts to rationalize a particular executive's compensation with that of other executive officers of the Company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary and option grants) are reviewed separately, compensation decisions are made based on a review of total compensation. The number of shares covered by option grants is determined in the context of this review. Because the Committee establishes the size of option grants based on its evaluation of an individual's performance and competitive factors, as described above, it does not consider options previously granted in determining the size of any executive's option grant in a particular year.

As part of his employment agreement, Mr. Nicely, the Company's Chief Executive Officer, receives an annual salary of $200,000 and, subject to specified performance targets, an annual bonus of up to 40% of his base salary. Mr. Nicely was also granted stock options to purchase 200,000 shares of the Company's Common Stock, subject to certain vesting requirements as set forth in the employment agreement. Mr. Nicely received a bonus of $40,000 in 1999.

Mr. Darlington, the Company's Executive Chairman, pursuant to his agreement, receives an annual salary of $200,000 with annual bonus opportunities contingent upon the Company's annual earnings growth. Mr. Darlington was also granted stock options to purchase up to 250,000 shares of the Company's Common Stock, subject to certain vesting requirements as set forth in the Services Agreement. On March 31, 2000, Mr. Darlington received a bonus of $60,000 for 1999 as per his agreement.

There were no employee bonus plans in effect in 1999. However, on March 30, 2000, the Committee approved $165,000 of 1999 income to be distributed
between the employees.   Also, on March 30, 2000, the Board approved a
percentage allocation of pretax income in 2000 for employee bonuses.

Since the Company's historical levels of executive compensation have been substantially less than $1,000,000 per employee annually, the Committee has not yet established a policy with respect to qualifying compensation to the Company's executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Committee

Charles R. Schwab, Jr., Chairman,  Robert L. Johnson and Julian L. Steffenhagen

            COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
               PERFORMANCE GRAPH FOR HEMACARE CORPORATION

Set forth below is a graph comparing the yearly cumulative total shareholder return on the Company's Common Stock, with the yearly cumulative total return on (a) the Nasdaq Stock Market (U.S. Companies) Index and (b) the Nasdaq Health Services Stock Index. The graph assumes $100 invested on December 31, 1994 in each of the Company's Common Stock, the NASDAQ Stock Market Index and the NASDAQ Health Services Index. The comparison assumes that all dividends are reinvested.

The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company's Common Stock.


                    (PERFORMANCE GRAPH INSERTED)


                  12/31/94   12/31/95   12/30/96   12/29/97   12/31/98   12/31/99
                  --------   --------   --------   --------   --------   --------
HemaCare
Corporation       100.0      115.4       96.2       14.4       13.9       20.2

Nasdaq Stock
Market            100.0      141.3      173.9      213.1      300.4      556.0
(U.S. Companies)

Nasdaq Health
Services Stocks   100.0      127.0      126.8      130.1      110.3       90.0

                             PRINCIPAL SHAREHOLDERS

The following table sets forth the ownership of the Company's Common Stock as of March 30, 2000 by (i) all persons known to the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director (and nominee for director) of the Company, (iii) each Named Executive Officer and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated, each of the persons named below has sole voting and investment power with respect to the shares of Common Stock owned by such shareholder.


                                             Number of        Percent of
                                              Shares          Outstanding
                                           Beneficially         Common
Name                                           Owned             Stock
-------------------------------------     ---------------    ------------
Charles R. Schwab, Jr. (1)                637,100 (2)(3)      8.35%
Kensington Capital Management, Inc.(1)    588,100 (4)         7.75
ComDisco, Inc.(1)                         500,000 (5)         6.18
Alan C. Darlington (1)                    270,000 (6)         3.44
William D. Nicely  (1)                     80,000 (7)         1.04
Julian L. Steffenhagen (1)                 60,000 (3)         0.79
Robert L. Johnson  (1)                     30,000 (8)         0.40
Dana Belisle (1)                           10,000 (7)         0.13
David E. Fractor (1)                        6,000 (7)         0.08
All executive officers and
directors as a group (7 persons)        1,093,100            13.57%

___________
(1) The address of Kensington Value Fund, LLC. ("Kensington") and Charles R. Schwab, Jr. is 8888 Keystone Crossing, Indianapolis, IN 46240. The address for Mr. Robert Johnson is Catholic Healthcare West, 1700
Montgomery Street, San Francisco, CA 94111. The address for Mr. Julian Steffenhagen is Beckman Coulter, 2500 Harbor Blvd., Fullerton, CA 92834.
The address for Messrs. Darlington, Nicely, Belisle and Fractor is 4954
Van Nuys Boulevard, Sherman Oaks, CA 91403.  The address for ComDisco,
Inc. is 6111 North River Road, Rosemont, IL 60018.

(2)	Includes 588,100 shares held by Kensington, of which Mr. Schwab is the president and majority shareholder. Mr. Schwab disclaims beneficial ownership of the shares beneficially owned by Kensington.

(3)	Includes 45,000 shares issuable upon exercise of currently exercisable options.

(4)	Charles R. Schwab, Jr. is the president and majority shareholder of
Kensington.  See Note 2.

(5)	Represents 500,000 shares of preferred stock.

(6)	Includes 250,000 shares issuable upon currently exercisable stock options.

(7)	 Represents shares issuable upon exercise of stock options exercisable within 60 days of April 22, 2000.

(8)	Represents shares issuable upon exercise of currently exercisable stock options.


          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and officers of the Company and persons who own more than ten percent of the Company's Common Stock to file with the SEC reports of initial ownership and changes in ownership of the Company's Common Stock. All filings for officers and directors have been filed on a timely basis.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Not applicable.

                              COMPANY PROPOSALS

The following proposals will be submitted for shareholder consideration and voting at the Meeting.

Proposal 1 - Election of Directors
----------------------------------

Each of the following persons nominated for election as a director to hold office until the next Annual Meeting of Shareholders and until the election of his or her successor:

                                Alan C. Darlington
                                Charles R. Schwab, Jr.
                                Julian L. Steffenhagen
                                William D. Nicely
                                Robert L. Johnson

Each nominee listed above is currently a member of the Board of Directors. All proxies received by the Board of Directors will be voted for the nominee if no directions to the contrary are given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of a nominee by the Board of Directors, or if none are so designated, will be voted according to the judgement of the person or persons voting the proxy.

Vote Required
-------------

The election of directors requires the affirmative vote for each candidate of a plurality of the votes cast. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" THE NOMINEES


Proposal #2 - To approve an amendment to the Company's 1996 Stock Incentive Plan to increase from 1,400,000 to 2,000,000 the number of shares of Common Stock authorized and reserved for issuance under the Plan
----------------------------------------------------------------------------

In March 2000, the Board of Directors unanimously approved, subject to shareholder approval at the Meeting, an amendment to the Company's 1996 Stock Incentive Plan (the "1996 Plan") to increase the number of shares of Common Stock covered by the 1996 Plan from 1,400,000 to 2,000,000.

The Board of Directors believes that the selective grant of stock options is a cost effective means of attracting, motivating and retaining key employees, officers, directors, consultants, business associates and others having important business relationships with the Company and that the availability of the greater number of shares covered by the 1996 Plan, as amended, is important to the success of the Company. As of April 15, 2000, 24,500 options had been exercised and 1,298,000 options were outstanding, leaving 79,500 shares available for future option grants under the 1996 Plan. The total of 2,000,000 shares authorized for issuance under the 1996 Plan would represent approximately 26.4% of the outstanding shares of Common Stock. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented, at the Annual Meeting is required for approval of the amendment.

Principal Provisions of the 1996 Plan
-------------------------------------

A summary of the principal provisions of the 1996 Plan is set forth below and is qualified in its entirety by reference to the 1996 Plan. A copy of the 1996 Plan is available from the Company's Secretary upon request.

Shares. The total number of shares of Common Stock available for distribution under the 1996 Plan is 1,400,000 provided, however, that no award may be made at any time if, after giving effect to such award, the total number of shares of Common Stock issuable upon exercise of all outstanding options and warrants of the Company (whether or not under the 1996 Plan) plus the total number of shares of Common Stock called for under any stock bonus or similar plan of the Company (including shares of Common Stock underlying awards under the 1996 Plan) would exceed 30% of the total number of shares of Common Stock outstanding at the time of such award. For purposes of the foregoing: (i) those shares issuable upon exercise of rights, options or warrants, or under a stock purchase plan, meeting certain requirements specified in the Rules of the California Commissioner of Corporations are not counted against the 30% limitation; (ii) any outstanding preferred or senior common shares of the Company convertible into Common Stock are to be deemed converted in determining the total number of outstanding shares of Common Stock at any time; and (iii) any shares of Stock subject to promotional waivers under the Rules of the California Commissioner of Corporations are not be deemed to be outstanding.

Shares awarded under the 1996 Plan may be authorized and unissued shares or treasury shares. If shares subject to an option under the 1996 Plan cease to be subject to such option, or shares under the 1996 Plan are forfeited, such shares will again be available for future distribution under the 1996 Plan, unless the forfeiting participant received any benefits of ownership such as dividends from the forfeited award.

Administration. The 1996 Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee of directors as the Board shall designate, which committee shall consist of not less than two disinterested persons (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule ("Rule 16b-3")) who shall serve at the pleasure of the Board, each of whom shall also be an "outside director' within the meaning of
Section 162(m) of the Internal Revenue Code and Section 1.162-27 of the Treasury Regulations or any successor provision(s) thereto ("Section 162(m)"); provided, however, that for so long as the version of Rule 16b-3 in effect prior to May 1, 1991 is applicable with respect to the Company, such committee shall consist of not less than three persons meeting the foregoing qualifications; and provided, further, that if there are not two or three persons, as the case may be, on the Board who meet the foregoing qualifications, any such committee may be comprised of two or more Outside Directors of the Company. An Outside Director is defined under the 1996 Plan as a director other than one who is an officer (other than a non-employee Chairman of the Board of the Company) or employee of the Company. If no such committee has been appointed by the Board, the 1996 Plan will be administered by the Board. Such committee as shall be designated to administer the 1996 Plan or the Board is hereinafter referred to as the "Committee."

Initially, the 1996 Plan will be administered by the Compensation Committee, which is currently comprised of the Company's three Outside Directors. The Company believes that each of the members of the Compensation Committee meets the conditions for being an "outside director" under Section 162(m).

The Committee is authorized to, among other things, set the terms of awards to participants, other than Outside Directors, and waive compliance with the terms of such awards. The provisions attendant to the grant of an award under the 1996 Plan may vary from participant to participant. The Committee has the authority to interpret the 1996 Plan and adopt administrative regulations, but it may not vary the amount or terms of awards to Outside Directors from those set forth in the 1996 Plan. The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities under the 1996 Plan, except with respect to awards granted to persons subject to
Section 16 of the Exchange Act. The Committee must specify the maximum number of shares that the officer or officers to whom such authority is delegated may award, and the Committee may in its discretion specify any other limitations or restrictions on the authority delegated to such officer or officers.

Participation. The Committee may make awards to officers, employees, consultants, advisers and independent contractors of the Company or a Related Company. A "Related Company" is any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest. The participants in the 1996 Plan, other than Outside Directors, are selected from among those eligible in the sole discretion of the Committee.

The 1996 Plan also provides for each person who has not previously served as a director of the Company and who is initially elected or appointed as an Outside Director on or after the effective date of the 1996 Plan to be granted, as of the date of such initial election or appointment, a stock option to purchase 15,000 shares of Common Stock. The terms of stock options to Outside Directors are described below.

Awards to Participants Other Than Outside Directors.
----------------------------------------------------

1.  Stock Options.

Incentive stock options ("ISOs") and non-qualified stock options may be granted for such number of shares of Common Stock as the Committee determines; provided, that no participant may be granted stock options in any calendar year on more than 250,000 shares of Common Stock. A stock option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee determines, provided that in the case of participants other than officers, consultants or independent contractors stock options must become exercisable at the rate of at least 20% per year over five years from the date the stock option is granted.
The exercise price of stock options is determined by the Committee, but may not be less than the per share fair market value of the Common Stock on the date of grant, or 110% of such fair market value if the recipient owns, or would be considered to own by reason of Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. (ISOs are subject to restrictions as to exercise period and exercise price as required by the Code.)

Payment of the exercise price may be made in such manner as the Committee may provide, including cash, delivery of shares of Common Stock already owned or subject to award under the 1996 Plan. The Committee may provide that all or part of the shares received upon exercise of an option using restricted stock will be restricted stock.

Upon an optionee's termination of employment or other qualifying relationship, the option will be exercisable to the extent determined by the Committee; provided, however, that unless employment or such other qualifying relationship is terminated for cause (as may be defined by the Committee in connection with the grant of any stock option), the Stock Option shall remain exercisable (to the extent that it was otherwise exercisable on the date of termination) for at least six months from the date of termination if termination was caused by death or disability or at least 90 days from the date of termination if termination was caused by other than death or disability. The Committee may provide that an option that is outstanding on the date of an optionee's death will remain outstanding for an additional period after the date of such death, notwithstanding that such option would expire earlier under its terms.

A stock option agreement may permit an optionee to transfer the stock option to his or her children, grandchildren or spouse ("Immediate Family"), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships in which such Immediate Family members are the only partners if (i) the agreement setting forth the stock option expressly provides that the option may be transferred only with the express written consent of the Committee, and (ii) the optionee does not receive any consideration in any form whatsoever for such transfer. Any stock option so transferred will continue to be subject to the same terms and conditions as were applicable to the option immediately prior to its transfer. Except as described above, stock options are not transferable by the optionee otherwise than by will or by the laws of descent and distribution.

2.  Restricted Stock.

In making an award of restricted stock, the Committee will determine the periods, if any, during which the stock is subject to forfeiture, and the purchase price, if any, for the stock. The vesting of restricted stock may be unconditional or may be conditioned upon the completion of a specified period of service with the Company or a Related Company, the attainment of specific performance goals or such other criteria as the Committee may determine.

During the restricted period, the award holder may not sell, transfer, pledge or assign the restricted stock, except as may be permitted by the Committee. The certificate evidencing the restricted stock will be registered in the award holder's name, although the Committee may direct that it remain in the possession of the Company until the restrictions have lapsed. Except as may otherwise be provided by the Committee, upon the termination of the award holder's service with the Company or a Related Company for any reason during the period before all restricted stock has vested, or in the event the conditions to vesting are not satisfied, all restricted stock that has not vested will be subject to forfeiture and the Committee may provide that any purchase price paid by the award holder, or an amount equal to the restricted stock's fair market value on the date of forfeiture, if lower, will be paid to the award holder. During the restricted period, the award holder will have the right to vote the restricted stock and to receive any cash dividends, if so provided by the Committee. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant, unless otherwise provided by the Committee.

Awards to Outside Directors. As described above, upon initial election or appointment as a director of the Company, each Outside Director will be granted a stock option to purchase 15,000 shares of Common Stock. The exercise price for each stock option granted to an Outside Director will be equal to the closing per share bid price of the Common Stock on the date of grant, and may be paid in cash or shares of Common Stock that have been owned by the optionee for a period of at least six months (with such shares valued at the closing per share bid price of the Common Stock on the date of delivery). Options granted to Outside Directors are immediately exercisable and expire 10 years from the date of grant, subject to earlier termination upon termination of the optionee's service as a director. If an optionee's status as a director of the Company is terminated for cause (as defined in the 1996 Plan), such director's options will terminate on the date of such termination of service. If an optionee's status as a director is terminated for any reason other than death or termination for cause, such director's options may be exercised only within 90 days of such termination of service. If an optionee's status as a director of the Company is terminated by reason of the optionee's death, such director's options may be exercised by his or her legal representatives only within one year following the director's death. Stock options granted to Outside Directors are not transferable except by will or by the laws of descent and distribution.

Change of Control Provisions. If there is a Change of Control of the Company (as defined below), all stock options which are not then exercisable will become fully exercisable and vested, and the restrictions applicable to restricted stock will lapse and such shares and awards will be deemed fully vested, unless otherwise determined by the Committee at the time of grant. A Change of Control occurs on the date that any person or group (other than the Company or certain of its affiliates) becomes a beneficial owner of 40% or more of the Company's voting securities, the date on which a majority of the Board of Directors consists of persons other than Incumbent Directors (as defined in the 1996 Plan) or the date of approval by the shareholders of certain agreements providing for the merger, consolidation or disposition of all or substantially all the assets of the Company.

Amendment and Termination. No awards may be granted under the 1996 Plan more than 10 years after the date of approval of the 1996 Plan by the shareholders of the Company. The Board may discontinue the 1996 Plan at any earlier time and may amend it from time to time, except that no amendment or discontinuation may adversely affect any outstanding award without the holder's written consent. Amendments to provisions governing awards to Outside Directors may not be made more than once every six months, except as required by law. Amendments may be made without shareholder approval except as required to satisfy any applicable mandatory legal or regulatory requirements, or as required for the 1996 Plan to satisfy the requirements of Rule 16b-3, Section 162(m), Section 422 of the Code or any other non-mandatory legal or regulatory requirements if the Board of Directors deems it desirable for the 1996 Plan to satisfy any such requirements.

Adjustment. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, will be made in the aggregate number of shares reserved for issuance under the 1996 Plan, the maximum number of shares with respect to which stock options may be granted to any participant during any calendar year, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards. No such adjustment may increase the aggregate value of any outstanding award. If the Committee makes any adjustment under this provision to outstanding stock options, a similar adjustment will automatically be made with respect to stock options granted and to be granted to Outside Directors.

Substitute Options in Business Combinations. If the Company succeeds to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, stock options may be granted under the 1996 Plan to those employees of such corporation or its related companies who become employees of the Company or a Related Company in substitution for options to purchase stock of the acquired corporation held by them at the time of such succession. The Committee, in its sole discretion, will determine the extent to which and the terms on which any such substitute stock options will be granted. The exercise price of each substitute stock option will be an amount such that, in the sole judgment of the Committee (and if the stock options to be granted are intended to be ISOs, in compliance with the Code), the economic benefit provided by such substitute stock option is not greater than the economic benefit represented by the stock option of the acquired corporation as of the date of the acquisition. Any substitute stock option will expire upon the expiration date of such other stock option or, if earlier, 10 years after the date of grant of the substitute stock option, and will be exercisable during the period(s) in which the other stock option would have been exercisable.


         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                        VOTE "FOR" PROPOSAL #2


                      INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants appointed to audit the Company's 1999 financial statements were Arthur Andersen LLP, who continue to serve in such capacity for the current year. A representative of Arthur Andersen LLP is expected to be present at the Meeting with the opportunity to make a statement if he or she so desires and to respond to appropriate questions.


                      FUTURE PROPOSALS OF SHAREHOLDERS

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the proxy statement for the Company's 2001 annual meeting of shareholders must be submitted by a shareholder prior to January 4, 2001, in a form that complies with applicable regulations. Recently, the SEC amended its rule governing a company's ability to use discretionary proxy authority with respect to shareholder proposals which were not submitted by the shareholders in time to be included in the proxy statement. As a result of that rule change, in the event a shareholder proposal is not submitted to the Company prior to March 14, 2001 the proxies solicited by the Board of Directors for the 2001 annual meeting of shareholders will confer authority on the proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2001 annual meeting of shareholders without any discussion of the proposal in the proxy statement for such meeting.


                                   FORM 10-K

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the proxy soliciting material.

The Company will provide a copy of the exhibits to its Annual Report on Form 10-K for the fiscal year ended December 31, 1999 upon the written request of any beneficial owner of the Company's securities as of the record date for the Annual Meeting and reimbursement of the Company's reasonable expenses. Such request should be addressed to the Company c/o JoAnn Stover, Corporate Secretary, at 4954 Van Nuys Boulevard, Sherman Oaks, California 91403.


                            DISCRETIONARY AUTHORITY

While the Notice of Annual Meeting of Shareholders calls for the transaction of such other business as may properly come before the Meeting, the Board of Directors has no knowledge of any matters to be presented for action by the shareholders at the Meeting, other than as set forth above. The enclosed Proxy gives discretionary authority, however, in the event that any additional matters should be presented.

SHAREHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                     By Order of the Board of Directors

                                     /s/ JoAnn R. Stover
                                     ----------------------------
                                     JoAnn R. Stover
                                     Secretary
Sherman Oaks, California
April 25, 2000.

                             HEMACARE CORPORATION

         This proxy is solicited on behalf of the Board of Directors

The undersigned appoints either or both Alan C. Darlington and/or William D. Nicely as Proxy,with the power to appoint their respective substitutes, and authorizes either or both of them to represent and to vote, as designated below (including, as to Proposal 2, the discretionary authority to cumulate votes), all the shares of Common Stock of HemaCare Corporation held of record by the undersigned on April 21,2000 at the Annual Meeting of Shareholders to be held on June 15, 2000 or any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS:

   Please mark only one box per nominee. If no allocation is indicated, an equal number of voting shares will be cast for each nominee.

                                  Vote For         Withhold Authority to Vote
                                  --------         --------------------------
    ALAN C. DARLINGTON               / /                         / /
    CHARLES R. SCHWAB, JR.           / /                         / /
    JULIAN L. STEFFENHAGEN           / /                         / /
    WILLIAM D. NICELY                / /                         / /
    ROBERT L. JOHNSON                / /                         / /

2. To approve an amendment to the Company's 1996 Stock Incentive Plan to increase from 1,400,000 to 2,000,000 the number of shares of Common Stock authorized and reserved for issuance under the Plan

                              / / For           / / Against

                          (Continued and to be signed on back)

This proxy, when properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:....................., 2000           _______________________________

                                            _______________________________
                                               (Signature if jointly held)


    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                        USING THE ENCLOSED ENVELOPE.